Exhibit 99.(h)(8)

EXPENSE LIMITATION AGREEMENT

TOUCHSTONE FUNDS GROUP TRUST

EXPENSE LIMITATION AGREEMENT, effective as of October 1, 2009 by and between Touchstone Advisors, Inc. (the “Advisor”) and Touchstone Funds Group Trust (the “Trust”), on behalf of certain series of the Trust set forth in Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”).

WHEREAS, the Trust is a Delaware business trust organized under a Declaration of Trust (“Declaration of Trust”), and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company of the series type, and each Fund is a series of the Trust; and

WHEREAS, the Trust and the Advisor have entered into an Investment Advisory Agreement dated February 17, 2006 (the “Advisory Agreement”), pursuant to which the Advisor provides investment advisory and other management services to each series of the Trust for compensation based on the value of the average daily net assets of each series; and

WHEREAS, the Trust and the Advisor have determined that it is appropriate and in the best interests of shareholders to maintain the expenses of the Funds, and, therefore, have entered into this Expense Limitation Agreement (the “Agreement”), in order to maintain the expense ratios of the Funds at the levels specified in Schedule A attached hereto; and

NOW THEREFORE, the parties hereto agree that the Agreement provides as follows:

1.                                       Expense Limitation.

1.1                                 Applicable Expense Limit.  To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to advisory fees of the Advisor (but excluding interest, taxes, brokerage commissions, dividend expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, if any) (“Fund Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1.2 below, such excess amount (the “Excess Amount”) shall be the liability of the Advisor.

1.2                                 Operating Expense Limit.  The maximum expense ratio in any year with respect to a class of a Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of the Fund (the “Maximum Operating Expense Limit”).  The Maximum Operating Expense Limit reflects the Operating Expense Limit for a class of the Fund, plus amounts, if any, payable by such class of a Fund pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.

1.3                                 Method of Computation.  To determine the Advisor’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month.  If, for any month, a Fund’s annualized Fund Operating Expenses exceed the Operating Expense Limit of such Fund, the Advisor shall waive or reduce its advisory fee for such month by an amount, or remit an amount to the appropriate Fund, sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Operating Expense Limit; provided, however, that any waiver or reduction of the advisory fee is applied equally across the classes, if any, of the Fund.

1.4                                 Year-End Adjustment.  If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the advisory fees waived or reduced and other payments remitted by the Advisor to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.                                       Term and Termination of Agreement.

This Agreement shall continue in effect through the dates listed in Schedule A, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust.  This Agreement shall terminate automatically upon the termination of the Investment Advisory Agreement with respect to the applicable Fund.

3.                                       Miscellaneous.

3.1                                 Captions.  The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

3.2                                 Interpretation.  Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Declaration of Trust or Bylaws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

3.3                                 Definitions.  Any question of interpretation of any term or provision of this Agreement, including but not limited to the advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Investment Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Investment Advisory Agreement or the 1940 Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly, as of the day and year first above written.

TOUCHSTONE FUNDS GROUP TRUST

By:	/s/ Jill T. McGruder
Jill T. McGruder
President

TOUCHSTONE ADVISORS, INC.

By:	/s/ Steven M. Graziano
Steven M. Graziano
President

SCHEDULE A

MAXIMUM OPERATING EXPENSE LIMITS

October 1, 2009

Fund	Length/Type of Limitation	Maximum Operating Expense Limits
Touchstone Mid Cap Fund Class A	Contractual waiver through 1/31/2010	1.15%
Touchstone Mid Cap Fund Class C	Contractual waiver through 1/31/2010	1.90%
Touchstone Mid Cap Fund Institutional Shares	Contractual waiver through 1/31/2010	0.90%
Touchstone Mid Cap Fund Class Z	Contractual waiver through 1/31/2010	1.15%
Touchstone Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/31/2010	0.74%
Touchstone Short Duration Fixed Income Fund Class Y	Contractual waiver through 5/04/2010	0.49%
Touchstone Ultra Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/31/2010	0.69%
Touchstone Small Cap Value Opportunities Fund Class Z	Contractual waiver through 1/31/2010	1.50%
Touchstone Healthcare and Biotechnology Fund Class A	Contractual waiver through 1/31/2010	1.55%
Touchstone Healthcare and Biotechnology Fund Class C	Contractual waiver through 1/31/2010	2.30%
Touchstone Intermediate Fixed Income Fund Institutional Shares	Contractual waiver through 1/31/2011	0.40%
Touchstone Premium Yield Equity Fund Class A	Contractual waiver through 1/31/2010	1.20%
Touchstone Premium Yield Equity Fund Class C	Contractual waiver through 1/31/2010	1.95%
Touchstone Premium Yield Equity Fund Class Y	Contractual waiver through 1/31/2010	0.95%
Touchstone International Growth Fund Class A	Contractual waiver through 1/31/2010	1.35%
Touchstone International Growth Fund Class C	Contractual waiver through 1/31/2010	2.10%
Touchstone International Growth Fund Class Y	Contractual waiver through 1/31/2010	1.10%
Touchstone Capital Appreciation Fund Class A	Contractual waiver through 1/31/2011	1.19%
Touchstone Capital Appreciation Fund Class C	Contractual waiver through 1/31/2011	1.94%
Touchstone Capital Appreciation Fund Class Y	Contractual waiver through 1/31/2011	0.94%

Touchstone Capital Appreciation Fund Institutional Shares	Contractual waiver through 1/31/2011	0.79%
Touchstone Mid Cap Value Fund Class A	Contractual waiver through 1/31/2011	1.29%
Touchstone Mid Cap Value Fund Class C	Contractual waiver through 1/31/2011	2.04%
Touchstone Mid Cap Value Fund Class Y	Contractual waiver through 1/31/2011	1.04%
Touchstone Mid Cap Value Fund Institutional Shares	Contractual waiver through 1/31/2011	0.89%
Touchstone Global Real Estate Fund Class A	Contractual waiver through 1/31/2011	1.39%
Touchstone Global Real Estate Fund Class C	Contractual waiver through 1/31/2011	2.14%
Touchstone Global Real Estate Fund Class Y	Contractual waiver through 1/31/2011	1.14%
Touchstone Global Real Estate Fund Institutional Shares	Contractual waiver through 1/31/2011	0.99%
Touchstone Large Cap Relative Value Fund Class A	Contractual waiver through 1/31/2011	1.19%
Touchstone Large Cap Relative Value Fund Class C	Contractual waiver through 1/31/2011	1.94%
Touchstone Large Cap Relative Value Fund Class Y	Contractual waiver through 1/31/2011	0.94%
Touchstone Large Cap Relative Value Fund Institutional Shares	Contractual waiver through 1/31/2011	0.79%
Touchstone Small Cap Core Fund Class A	Contractual waiver through 1/31/2011	1.34%
Touchstone Small Cap Core Fund Class C	Contractual waiver through 1/31/2011	2.09%
Touchstone Small Cap Core Fund Class Y	Contractual waiver through 1/31/2011	1.09%
Touchstone Small Cap Core Fund Institutional Shares	Contractual waiver through 1/31/2011	0.94%
Touchstone Global Equity Fund Class A	Contractual waiver through 1/31/2011	1.34%
Touchstone Global Equity Fund Class C	Contractual waiver through 1/31/2011	2.09%
Touchstone Global Equity Fund Class Y	Contractual waiver through 1/31/2011	1.09%
Touchstone Global Equity Fund Institutional Shares	Contractual waiver through 1/31/2011	0.94%
Touchstone Long/Short Equity Fund Class A	Contractual waiver through 1/31/2011	1.75%
Touchstone Long/Short Equity Fund Class C	Contractual waiver through 1/31/2011	2.50%
Touchstone Long/Short Equity Fund Class Y	Contractual waiver through 1/31/2011	1.50%
Touchstone Core Plus Fixed Income Fund	Contractual waiver	0.95%

Class A	through 1/31/2011
Touchstone Core Plus Fixed Income Fund Class C	Contractual waiver through 1/31/2011	1.70%
Touchstone Core Plus Fixed Income Fund Class Y	Contractual waiver through 1/31/2011	0.70%
Touchstone Core Plus Fixed Income Fund Institutional Shares	Contractual waiver through 1/31/2011	0.50%
Touchstone International Fixed Income Fund Class A	Contractual waiver through 1/31/2011	1.09%
Touchstone International Fixed Income Fund Class C	Contractual waiver through 1/31/2011	1.84%
Touchstone International Fixed Income Fund Class Y	Contractual waiver through 1/31/2011	0.84%
Touchstone International Fixed Income Fund Institutional Shares	Contractual waiver through 1/31/2011	0.69%
Touchstone Emerging Markets Equity Fund Class A	Contractual waiver through 1/31/2011	1.74%
Touchstone Emerging Markets Equity Fund Class C	Contractual waiver through 1/31/2011	2.49%
Touchstone Emerging Markets Equity Fund Class Y	Contractual waiver through 1/31/2011	1.49%
Touchstone Emerging Markets Equity Fund Institutional Shares	Contractual waiver through 1/31/2011	1.34%

SCHEDULE A

MAXIMUM OPERATING EXPENSE LIMITS

Amended December 29, 2009

Fund	Length/Type of Limitation	Maximum Operating Expense Limits
Touchstone Mid Cap Fund Class A	Contractual waiver through 1/31/2010	1.15%
Touchstone Mid Cap Fund Class C	Contractual waiver through 1/31/2010	1.90%
Touchstone Mid Cap Fund Institutional Shares	Contractual waiver through 1/31/2010	0.90%
Touchstone Mid Cap Fund Class Z	Contractual waiver through 1/31/2010	1.15%
Touchstone Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/31/2010	0.74%
Touchstone Short Duration Fixed Income Fund Class Y	Contractual waiver through 5/04/2010	0.49%
Touchstone Ultra Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/31/2010	0.69%
Touchstone Small Cap Value Opportunities Fund Class Z	Contractual waiver through 1/31/2010	1.50%
Touchstone Healthcare and Biotechnology Fund Class A	Contractual waiver through 1/31/2010	1.55%
Touchstone Healthcare and Biotechnology Fund Class C	Contractual waiver through 1/31/2010	2.30%
Touchstone Intermediate Fixed Income Fund Institutional Shares	Contractual waiver through 1/31/2011	0.40%
Touchstone Premium Yield Equity Fund Class A	Contractual waiver through 1/31/2010	1.20%
Touchstone Premium Yield Equity Fund Class C	Contractual waiver through 1/31/2010	1.95%
Touchstone Premium Yield Equity Fund Class Y	Contractual waiver through 1/31/2010	0.95%
Touchstone International Growth Fund Class A	Contractual waiver through 1/31/2010	1.35%
Touchstone International Growth Fund Class C	Contractual waiver through 1/31/2010	2.10%
Touchstone International Growth Fund Class Y	Contractual waiver through 1/31/2010	1.10%
Touchstone Capital Appreciation Fund Class A	Contractual waiver through 1/31/2011	1.19%
Touchstone Capital Appreciation Fund Class C	Contractual waiver through 1/31/2011	1.94%
Touchstone Capital Appreciation Fund Class Y	Contractual waiver through 1/31/2011	0.94%

Touchstone Capital Appreciation Fund Institutional Shares	Contractual waiver through 1/31/2011	0.79%
Touchstone Mid Cap Value Fund Class A	Contractual waiver through 1/31/2011	1.29%
Touchstone Mid Cap Value Fund Class C	Contractual waiver through 1/31/2011	2.04%
Touchstone Mid Cap Value Fund Class Y	Contractual waiver through 1/31/2011	1.04%
Touchstone Mid Cap Value Fund Institutional Shares	Contractual waiver through 1/31/2011	0.89%
Touchstone Global Real Estate Fund Class A	Contractual waiver through 1/31/2011	1.39%
Touchstone Global Real Estate Fund Class C	Contractual waiver through 1/31/2011	2.14%
Touchstone Global Real Estate Fund Class Y	Contractual waiver through 1/31/2011	1.14%
Touchstone Global Real Estate Fund Institutional Shares	Contractual waiver through 1/31/2011	0.99%
Touchstone Large Cap Relative Value Fund Class A	Contractual waiver through 1/31/2011	1.19%
Touchstone Large Cap Relative Value Fund Class C	Contractual waiver through 1/31/2011	1.94%
Touchstone Large Cap Relative Value Fund Class Y	Contractual waiver through 1/31/2011	0.94%
Touchstone Large Cap Relative Value Fund Institutional Shares	Contractual waiver through 1/31/2011	0.79%
Touchstone Small Cap Core Fund Class A	Contractual waiver through 1/31/2011	1.34%
Touchstone Small Cap Core Fund Class C	Contractual waiver through 1/31/2011	2.09%
Touchstone Small Cap Core Fund Class Y	Contractual waiver through 1/31/2011	1.09%
Touchstone Small Cap Core Fund Institutional Shares	Contractual waiver through 1/31/2011	0.94%
Touchstone Global Equity Fund Class A	Contractual waiver through 1/31/2011	1.34%
Touchstone Global Equity Fund Class C	Contractual waiver through 1/31/2011	2.09%
Touchstone Global Equity Fund Class Y	Contractual waiver through 1/31/2011	1.09%
Touchstone Global Equity Fund Institutional Shares	Contractual waiver through 1/31/2011	0.94%
Touchstone Long/Short Equity Fund Class A	Contractual waiver through 1/31/2011	1.75%
Touchstone Long/Short Equity Fund Class C	Contractual waiver through 1/31/2011	2.50%
Touchstone Long/Short Equity Fund Class Y	Contractual waiver through 1/31/2011	1.50%
Touchstone Core Plus Fixed Income Fund	Contractual waiver	0.95%

Class A	through 1/31/2011
Touchstone Core Plus Fixed Income Fund Class C	Contractual waiver through 1/31/2011	1.70%
Touchstone Core Plus Fixed Income Fund Class Y	Contractual waiver through 1/31/2011	0.70%
Touchstone Core Plus Fixed Income Fund Institutional Shares	Contractual waiver through 1/31/2011	0.50%
Touchstone International Fixed Income Fund Class A	Contractual waiver through 1/31/2011	1.09%
Touchstone International Fixed Income Fund Class C	Contractual waiver through 1/31/2011	1.84%
Touchstone International Fixed Income Fund Class Y	Contractual waiver through 1/31/2011	0.84%
Touchstone International Fixed Income Fund Institutional Shares	Contractual waiver through 1/31/2011	0.69%
Touchstone Emerging Markets Equity Fund Class A	Contractual waiver through 1/31/2011	1.74%
Touchstone Emerging Markets Equity Fund Class C	Contractual waiver through 1/31/2011	2.49%
Touchstone Emerging Markets Equity Fund Class Y	Contractual waiver through 1/31/2011	1.49%
Touchstone Emerging Markets Equity Fund Institutional Shares	Contractual waiver through 1/31/2011	1.34%
Touchstone Focused Equity Fund Class A	Contractual waiver through 1/27/2011	1.20%
Touchstone Focused Equity Fund Class C	Contractual waiver through 1/27/2011	1.95%
Touchstone Focused Equity Fund Class Y	Contractual waiver through 1/27/2011	0.95%
Touchstone Focused Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	0.80%

SCHEDULE A

MAXIMUM OPERATING EXPENSE LIMITS

Amended January 28, 2010

Fund	Length/Type of Limitation	Maximum Operating Expense Limits
Touchstone Mid Cap Fund Class A	Contractual waiver through 1/27/2011	1.21%
Touchstone Mid Cap Fund Class C	Contractual waiver through 1/27/2011	1.96%
Touchstone Mid Cap Fund Class Y	Contractual waiver through 1/27/2011	0.96%
Touchstone Mid Cap Fund Class Z	Contractual waiver through 1/27/2011	1.21%
Touchstone Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2011	0.74%
Touchstone Short Duration Fixed Income Fund Class Y	Contractual waiver through 1/27/2011	0.49%
Touchstone Ultra Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2011	0.69%
Touchstone Small Cap Value Opportunities Fund Class Z	Contractual waiver through 1/27/2011	1.50%
Touchstone Healthcare and Biotechnology Fund Class A	Contractual waiver through 1/27/2011	1.55%
Touchstone Healthcare and Biotechnology Fund Class C	Contractual waiver through 1/27/2011	2.30%
Touchstone Intermediate Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2011	0.40%
Touchstone Premium Yield Equity Fund Class A	Contractual waiver through 1/27/2011	1.20%
Touchstone Premium Yield Equity Fund Class C	Contractual waiver through 1/27/2011	1.95%
Touchstone Premium Yield Equity Fund Class Y	Contractual waiver through 1/27/2011	0.95%
Touchstone International Growth Fund Class A	Contractual waiver through 1/27/2011	1.35%
Touchstone International Growth Fund Class C	Contractual waiver through 1/27/2011	2.10%
Touchstone International Growth Fund Class Y	Contractual waiver through 1/27/2011	1.10%
Touchstone Capital Appreciation Fund Class A	Contractual waiver through 1/27/2011	1.19%
Touchstone Capital Appreciation Fund Class C	Contractual waiver through 1/27/2011	1.94%
Touchstone Capital Appreciation Fund Class Y	Contractual waiver through 1/27/2011	0.94%

Touchstone Capital Appreciation Fund Institutional Shares	Contractual waiver through 1/27/2011	0.79%
Touchstone Mid Cap Value Fund Class A	Contractual waiver through 1/27/2011	1.29%
Touchstone Mid Cap Value Fund Class C	Contractual waiver through 1/27/2011	2.04%
Touchstone Mid Cap Value Fund Class Y	Contractual waiver through 1/27/2011	1.04%
Touchstone Mid Cap Value Fund Institutional Shares	Contractual waiver through 1/27/2011	0.89%
Touchstone Global Real Estate Fund Class A	Contractual waiver through 1/27/2011	1.39%
Touchstone Global Real Estate Fund Class C	Contractual waiver through 1/27/2011	2.14%
Touchstone Global Real Estate Fund Class Y	Contractual waiver through 1/27/2011	1.14%
Touchstone Global Real Estate Fund Institutional Shares	Contractual waiver through 1/27/2011	0.99%
Touchstone Large Cap Relative Value Fund Class A	Contractual waiver through 1/27/2011	1.19%
Touchstone Large Cap Relative Value Fund Class C	Contractual waiver through 1/27/2011	1.94%
Touchstone Large Cap Relative Value Fund Class Y	Contractual waiver through 1/27/2011	0.94%
Touchstone Large Cap Relative Value Fund Institutional Shares	Contractual waiver through 1/27/2011	0.79%
Touchstone Small Cap Core Fund Class A	Contractual waiver through 1/27/2011	1.34%
Touchstone Small Cap Core Fund Class C	Contractual waiver through 1/27/2011	2.09%
Touchstone Small Cap Core Fund Class Y	Contractual waiver through 1/27/2011	1.09%
Touchstone Small Cap Core Fund Institutional Shares	Contractual waiver through 1/27/2011	0.94%
Touchstone Global Equity Fund Class A	Contractual waiver through 1/27/2011	1.34%
Touchstone Global Equity Fund Class C	Contractual waiver through 1/27/2011	2.09%
Touchstone Global Equity Fund Class Y	Contractual waiver through 1/27/2011	1.09%
Touchstone Global Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	0.94%
Touchstone Long/Short Equity Fund Class A	Contractual waiver through 1/27/2011	1.75%
Touchstone Long/Short Equity Fund Class C	Contractual waiver through 1/27/2011	2.50%
Touchstone Long/Short Equity Fund Class Y	Contractual waiver through 1/27/2011	1.50%
Touchstone Core Plus Fixed Income Fund	Contractual waiver	0.95%

Class A	through 1/27/2011
Touchstone Core Plus Fixed Income Fund Class C	Contractual waiver through 1/27/2011	1.70%
Touchstone Core Plus Fixed Income Fund Class Y	Contractual waiver through 1/27/2011	0.70%
Touchstone Core Plus Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2011	0.50%
Touchstone International Fixed Income Fund Class A	Contractual waiver through 1/27/2011	1.09%
Touchstone International Fixed Income Fund Class C	Contractual waiver through 1/27/2011	1.84%
Touchstone International Fixed Income Fund Class Y	Contractual waiver through 1/27/2011	0.84%
Touchstone International Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2011	0.69%
Touchstone Emerging Markets Equity Fund Class A	Contractual waiver through 1/27/2011	1.74%
Touchstone Emerging Markets Equity Fund Class C	Contractual waiver through 1/27/2011	2.49%
Touchstone Emerging Markets Equity Fund Class Y	Contractual waiver through 1/27/2011	1.49%
Touchstone Emerging Markets Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	1.34%
Touchstone Focused Equity Fund Class A	Contractual waiver through 1/27/2011	1.20%
Touchstone Focused Equity Fund Class C	Contractual waiver through 1/27/2011	1.95%
Touchstone Focused Equity Fund Class Y	Contractual waiver through 1/27/2011	0.95%
Touchstone Focused Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	0.80%

SCHEDULE A

MAXIMUM OPERATING EXPENSE LIMITS

Amended April 1, 2010

Fund	Length/Type of Limitation	Maximum Operating Expense Limits
Touchstone Mid Cap Fund Class A	Contractual waiver through 1/27/2011	1.21%
Touchstone Mid Cap Fund Class C	Contractual waiver through 1/27/2011	1.96%
Touchstone Mid Cap Fund Class Y	Contractual waiver through 1/27/2011	0.96%
Touchstone Mid Cap Fund Class Z	Contractual waiver through 1/27/2011	1.21%
Touchstone Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2011	0.74%
Touchstone Short Duration Fixed Income Fund Class Y	Contractual waiver through 1/27/2011	0.49%
Touchstone Ultra Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2011	0.69%
Touchstone Small Cap Value Opportunities Fund Class Z	Contractual waiver through 1/27/2011	1.50%
Touchstone Healthcare and Biotechnology Fund Class A	Contractual waiver through 1/27/2011	1.55%
Touchstone Healthcare and Biotechnology Fund Class C	Contractual waiver through 1/27/2011	2.30%
Touchstone Intermediate Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2011	0.40%
Touchstone Premium Yield Equity Fund Class A	Contractual waiver through 1/27/2011	1.20%
Touchstone Premium Yield Equity Fund Class C	Contractual waiver through 1/27/2011	1.95%
Touchstone Premium Yield Equity Fund Class Y	Contractual waiver through 1/27/2011	0.95%
Touchstone International Growth Fund Class A	Contractual waiver through 1/27/2011	1.35%
Touchstone International Growth Fund Class C	Contractual waiver through 1/27/2011	2.10%
Touchstone International Growth Fund Class Y	Contractual waiver through 1/27/2011	1.10%
Touchstone Capital Appreciation Fund Class A	Contractual waiver through 1/27/2011	1.19%
Touchstone Capital Appreciation Fund Class C	Contractual waiver through 1/27/2011	1.94%
Touchstone Capital Appreciation Fund Class Y	Contractual waiver through 1/27/2011	0.94%

Touchstone Capital Appreciation Fund Institutional Shares	Contractual waiver through 1/27/2011	0.79%
Touchstone Mid Cap Value Fund Class A	Contractual waiver through 1/27/2011	1.29%
Touchstone Mid Cap Value Fund Class C	Contractual waiver through 1/27/2011	2.04%
Touchstone Mid Cap Value Fund Class Y	Contractual waiver through 1/27/2011	1.04%
Touchstone Mid Cap Value Fund Institutional Shares	Contractual waiver through 1/27/2011	0.89%
Touchstone Global Real Estate Fund Class A	Contractual waiver through 1/27/2011	1.39%
Touchstone Global Real Estate Fund Class C	Contractual waiver through 1/27/2011	2.14%
Touchstone Global Real Estate Fund Class Y	Contractual waiver through 1/27/2011	1.14%
Touchstone Global Real Estate Fund Institutional Shares	Contractual waiver through 1/27/2011	0.99%
Touchstone Large Cap Relative Value Fund Class A	Contractual waiver through 1/27/2011	1.19%
Touchstone Large Cap Relative Value Fund Class C	Contractual waiver through 1/27/2011	1.94%
Touchstone Large Cap Relative Value Fund Class Y	Contractual waiver through 1/27/2011	0.94%
Touchstone Large Cap Relative Value Fund Institutional Shares	Contractual waiver through 1/27/2011	0.79%
Touchstone Small Cap Core Fund Class A	Contractual waiver through 1/27/2011	1.34%
Touchstone Small Cap Core Fund Class C	Contractual waiver through 1/27/2011	2.09%
Touchstone Small Cap Core Fund Class Y	Contractual waiver through 1/27/2011	1.09%
Touchstone Small Cap Core Fund Institutional Shares	Contractual waiver through 1/27/2011	0.94%
Touchstone Global Equity Fund Class A	Contractual waiver through 1/27/2011	1.34%
Touchstone Global Equity Fund Class C	Contractual waiver through 1/27/2011	2.09%
Touchstone Global Equity Fund Class Y	Contractual waiver through 1/27/2011	1.09%
Touchstone Global Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	0.94%
Touchstone Market Neutral Equity Fund Class A	Contractual waiver through 4/1/2011	1.50%
Touchstone Market Neutral Equity Fund Class C	Contractual waiver through 4/1/2011	2.25%
Touchstone Market Neutral Equity Fund Class Y	Contractual waiver through 4/1/2011	1.25%
Touchstone Core Plus Fixed Income Fund	Contractual waiver	0.95%

Class A	through 1/27/2011
Touchstone Core Plus Fixed Income Fund Class C	Contractual waiver through 1/27/2011	1.70%
Touchstone Core Plus Fixed Income Fund Class Y	Contractual waiver through 1/27/2011	0.70%
Touchstone Core Plus Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2011	0.50%
Touchstone International Fixed Income Fund Class A	Contractual waiver through 1/27/2011	1.09%
Touchstone International Fixed Income Fund Class C	Contractual waiver through 1/27/2011	1.84%
Touchstone International Fixed Income Fund Class Y	Contractual waiver through 1/27/2011	0.84%
Touchstone International Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2011	0.69%
Touchstone Emerging Markets Equity Fund Class A	Contractual waiver through 1/27/2011	1.74%
Touchstone Emerging Markets Equity Fund Class C	Contractual waiver through 1/27/2011	2.49%
Touchstone Emerging Markets Equity Fund Class Y	Contractual waiver through 1/27/2011	1.49%
Touchstone Emerging Markets Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	1.34%
Touchstone Focused Equity Fund Class A	Contractual waiver through 1/27/2011	1.20%
Touchstone Focused Equity Fund Class C	Contractual waiver through 1/27/2011	1.95%
Touchstone Focused Equity Fund Class Y	Contractual waiver through 1/27/2011	0.95%
Touchstone Focused Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	0.80%

SCHEDULE A

MAXIMUM OPERATING EXPENSE LIMITS

Amended September 27, 2010

Fund	Length/Type of Limitation	Maximum Operating Expense Limits
Touchstone Mid Cap Fund Class A	Contractual waiver through 1/27/2011	1.21%
Touchstone Mid Cap Fund Class C	Contractual waiver through 1/27/2011	1.96%
Touchstone Mid Cap Fund Class Y	Contractual waiver through 1/27/2011	0.96%
Touchstone Mid Cap Fund Class Z	Contractual waiver through 1/27/2011	1.21%
Touchstone Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2011	0.74%
Touchstone Short Duration Fixed Income Fund Class Y	Contractual waiver through 1/27/2011	0.49%
Touchstone Ultra Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2011	0.69%
Touchstone Small Cap Value Opportunities Fund Class Z	Contractual waiver through 1/27/2011	1.50%
Touchstone Healthcare and Biotechnology Fund Class A	Contractual waiver through 1/27/2011	1.55%
Touchstone Healthcare and Biotechnology Fund Class C	Contractual waiver through 1/27/2011	2.30%
Touchstone Intermediate Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2011	0.40%
Touchstone Premium Yield Equity Fund Class A	Contractual waiver through 1/27/2011	1.20%
Touchstone Premium Yield Equity Fund Class C	Contractual waiver through 1/27/2011	1.95%
Touchstone Premium Yield Equity Fund Class Y	Contractual waiver through 1/27/2011	0.95%
Touchstone Capital Appreciation Fund Class A	Contractual waiver through 1/27/2011	1.19%
Touchstone Capital Appreciation Fund Class C	Contractual waiver through 1/27/2011	1.94%
Touchstone Capital Appreciation Fund Class Y	Contractual waiver through 1/27/2011	0.94%
Touchstone Capital Appreciation Fund Institutional Shares	Contractual waiver through 1/27/2011	0.79%
Touchstone Mid Cap Value Fund Class A	Contractual waiver through 1/27/2011	1.29%
Touchstone Mid Cap Value Fund Class C	Contractual waiver through 1/27/2011	2.04%

Touchstone Mid Cap Value Fund Class Y	Contractual waiver through 1/27/2011	1.04%
Touchstone Mid Cap Value Fund Institutional Shares	Contractual waiver through 1/27/2011	0.89%
Touchstone Global Real Estate Fund Class A	Contractual waiver through 1/27/2011	1.39%
Touchstone Global Real Estate Fund Class C	Contractual waiver through 1/27/2011	2.14%
Touchstone Global Real Estate Fund Class Y	Contractual waiver through 1/27/2011	1.14%
Touchstone Global Real Estate Fund Institutional Shares	Contractual waiver through 1/27/2011	0.99%
Touchstone Large Cap Relative Value Fund Class A	Contractual waiver through 1/27/2011	1.19%
Touchstone Large Cap Relative Value Fund Class C	Contractual waiver through 1/27/2011	1.94%
Touchstone Large Cap Relative Value Fund Class Y	Contractual waiver through 1/27/2011	0.94%
Touchstone Large Cap Relative Value Fund Institutional Shares	Contractual waiver through 1/27/2011	0.79%
Touchstone Small Cap Core Fund Class A	Contractual waiver through 1/27/2011	1.34%
Touchstone Small Cap Core Fund Class C	Contractual waiver through 1/27/2011	2.09%
Touchstone Small Cap Core Fund Class Y	Contractual waiver through 1/27/2011	1.09%
Touchstone Small Cap Core Fund Institutional Shares	Contractual waiver through 1/27/2011	0.94%
Touchstone Global Equity Fund Class A	Contractual waiver through 1/27/2011	1.34%
Touchstone Global Equity Fund Class C	Contractual waiver through 1/27/2011	2.09%
Touchstone Global Equity Fund Class Y	Contractual waiver through 1/27/2011	1.09%
Touchstone Global Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	0.94%
Touchstone Market Neutral Equity Fund Class A	Contractual waiver through 4/1/2011	1.50%
Touchstone Market Neutral Equity Fund Class C	Contractual waiver through 4/1/2011	2.25%
Touchstone Market Neutral Equity Fund Class Y	Contractual waiver through 4/1/2011	1.25%
Touchstone Core Plus Fixed Income Fund Class A	Contractual waiver through 1/27/2011	0.95%
Touchstone Core Plus Fixed Income Fund Class C	Contractual waiver through 1/27/2011	1.70%
Touchstone Core Plus Fixed Income Fund Class Y	Contractual waiver through 1/27/2011	0.70%
Touchstone Core Plus Fixed Income Fund	Contractual waiver	0.50%

Institutional Shares	through 1/27/2011
Touchstone International Fixed Income Fund Class A	Contractual waiver through 1/27/2011	1.09%
Touchstone International Fixed Income Fund Class C	Contractual waiver through 1/27/2011	1.84%
Touchstone International Fixed Income Fund Class Y	Contractual waiver through 1/27/2011	0.84%
Touchstone International Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2011	0.69%
Touchstone Emerging Markets Equity Fund Class A	Contractual waiver through 1/27/2011	1.74%
Touchstone Emerging Markets Equity Fund Class C	Contractual waiver through 1/27/2011	2.49%
Touchstone Emerging Markets Equity Fund Class Y	Contractual waiver through 1/27/2011	1.49%
Touchstone Emerging Markets Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	1.34%
Touchstone Focused Equity Fund Class A	Contractual waiver through 1/27/2011	1.20%
Touchstone Focused Equity Fund Class C	Contractual waiver through 1/27/2011	1.95%
Touchstone Focused Equity Fund Class Y	Contractual waiver through 1/27/2011	0.95%
Touchstone Focused Equity Fund Institutional Shares	Contractual waiver through 1/27/2011	0.80%

SCHEDULE A

MAXIMUM OPERATING EXPENSE LIMITS

Amended January 28, 2011

Fund	Length/Type of Limitation	Maximum Operating Expense Limits
Touchstone Mid Cap Fund Class A	Contractual waiver through 1/27/2012	1.21%
Touchstone Mid Cap Fund Class C	Contractual waiver through 1/27/2012	1.96%
Touchstone Mid Cap Fund Class Y	Contractual waiver through 1/27/2012	0.96%
Touchstone Mid Cap Fund Class Z	Contractual waiver through 1/27/2012	1.21%
Touchstone Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2012	0.74%
Touchstone Short Duration Fixed Income Fund Class Y	Contractual waiver through 1/27/2012	0.49%
Touchstone Ultra Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2012	0.69%
Touchstone Small Cap Value Fund Class Z	Contractual waiver through 1/27/2012	1.50%
Touchstone Small Cap Value Fund Class A	Contractual waiver through 1/27/2012	1.43%
Touchstone Small Cap Value Fund Class C	Contractual waiver through 1/27/2012	2.18%
Touchstone Small Cap Value Fund Class Y	Contractual waiver through 1/27/2012	1.18%
Touchstone Small Cap Value Fund Institutional Shares	Contractual waiver through 1/27/2012	1.03%
Touchstone Healthcare and Biotechnology Fund Class A	Contractual waiver through 1/27/2012	1.55%
Touchstone Healthcare and Biotechnology Fund Class C	Contractual waiver through 1/27/2012	2.30%
Touchstone Intermediate Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2012	0.40%
Touchstone Premium Yield Equity Fund Class A	Contractual waiver through 1/27/2012	1.20%
Touchstone Premium Yield Equity Fund Class C	Contractual waiver through 1/27/2012	1.95%
Touchstone Premium Yield Equity Fund Class Y	Contractual waiver through 1/27/2012	0.95%
Touchstone Capital Appreciation Fund Class A	Contractual waiver through 1/27/2012	1.19%
Touchstone Capital Appreciation Fund Class C	Contractual waiver through 1/27/2012	1.94%

Touchstone Capital Appreciation Fund Class Y	Contractual waiver through 1/27/2012	0.94%
Touchstone Capital Appreciation Fund Institutional Shares	Contractual waiver through 1/27/2012	0.79%
Touchstone Mid Cap Value Fund Class A	Contractual waiver through 1/27/2012	1.29%
Touchstone Mid Cap Value Fund Class C	Contractual waiver through 1/27/2012	2.04%
Touchstone Mid Cap Value Fund Class Y	Contractual waiver through 1/27/2012	1.04%
Touchstone Mid Cap Value Fund Institutional Shares	Contractual waiver through 1/27/2012	0.89%
Touchstone Global Real Estate Fund Class A	Contractual waiver through 1/27/2012	1.39%
Touchstone Global Real Estate Fund Class C	Contractual waiver through 1/27/2012	2.14%
Touchstone Global Real Estate Fund Class Y	Contractual waiver through 1/27/2012	1.14%
Touchstone Global Real Estate Fund Institutional Shares	Contractual waiver through 1/27/2012	0.99%
Touchstone Large Cap Relative Value Fund Class A	Contractual waiver through 1/27/2012	1.19%
Touchstone Large Cap Relative Value Fund Class C	Contractual waiver through 1/27/2012	1.94%
Touchstone Large Cap Relative Value Fund Class Y	Contractual waiver through 1/27/2012	0.94%
Touchstone Large Cap Relative Value Fund Institutional Shares	Contractual waiver through 1/27/2012	0.79%
Touchstone Small Cap Core Fund Class A	Contractual waiver through 1/27/2012	1.34%
Touchstone Small Cap Core Fund Class C	Contractual waiver through 1/27/2012	2.09%
Touchstone Small Cap Core Fund Class Y	Contractual waiver through 1/27/2012	1.09%
Touchstone Small Cap Core Fund Institutional Shares	Contractual waiver through 1/27/2012	0.94%
Touchstone Global Equity Fund Class A	Contractual waiver through 1/27/2012	1.34%
Touchstone Global Equity Fund Class C	Contractual waiver through 1/27/2012	2.09%
Touchstone Global Equity Fund Class Y	Contractual waiver through 1/27/2012	1.09%
Touchstone Global Equity Fund Institutional Shares	Contractual waiver through 1/27/2012	0.94%
Touchstone Market Neutral Equity Fund Class A	Contractual waiver through 1/27/2012	1.50%
Touchstone Market Neutral Equity Fund Class C	Contractual waiver through 1/27/2012	2.25%
Touchstone Market Neutral Equity Fund	Contractual waiver	1.25%

Class Y	through 1/27/2012
Touchstone Core Plus Fixed Income Fund Class A	Contractual waiver through 1/27/2012	0.95%
Touchstone Core Plus Fixed Income Fund Class C	Contractual waiver through 1/27/2012	1.70%
Touchstone Core Plus Fixed Income Fund Class Y	Contractual waiver through 1/27/2012	0.70%
Touchstone Core Plus Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2012	0.50%
Touchstone International Fixed Income Fund Class A	Contractual waiver through 1/27/2012	1.09%
Touchstone International Fixed Income Fund Class C	Contractual waiver through 1/27/2012	1.84%
Touchstone International Fixed Income Fund Class Y	Contractual waiver through 1/27/2012	0.84%
Touchstone International Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2012	0.69%
Touchstone Emerging Markets Equity Fund Class A	Contractual waiver through 1/27/2012	1.74%
Touchstone Emerging Markets Equity Fund Class C	Contractual waiver through 1/27/2012	2.49%
Touchstone Emerging Markets Equity Fund Class Y	Contractual waiver through 1/27/2012	1.49%
Touchstone Emerging Markets Equity Fund Institutional Shares	Contractual waiver through 1/27/2012	1.34%
Touchstone Focused Equity Fund Class A	Contractual waiver through 1/27/2012	1.20%
Touchstone Focused Equity Fund Class C	Contractual waiver through 1/27/2012	1.95%
Touchstone Focused Equity Fund Class Y	Contractual waiver through 1/27/2012	0.95%
Touchstone Focused Equity Fund Institutional Shares	Contractual waiver through 1/27/2012	0.80%

SCHEDULE A

MAXIMUM OPERATING EXPENSE LIMITS

Amended April 18, 2011

Fund	Length/Type of Limitation	Maximum Operating Expense Limits
Touchstone Mid Cap Fund Class A	Contractual waiver through 1/27/2012	1.21%
Touchstone Mid Cap Fund Class C	Contractual waiver through 1/27/2012	1.96%
Touchstone Mid Cap Fund Class Y	Contractual waiver through 1/27/2012	0.96%
Touchstone Mid Cap Fund Class Z	Contractual waiver through 1/27/2012	1.21%
Touchstone Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2012	0.74%
Touchstone Short Duration Fixed Income Fund Class Y	Contractual waiver through 1/27/2012	0.49%
Touchstone Ultra Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2012	0.69%
Touchstone Small Cap Value Fund Class Z	Contractual waiver through 1/27/2013	1.50%
Touchstone Small Cap Value Fund Class A	Contractual waiver through 1/27/2013	1.43%
Touchstone Small Cap Value Fund Class C	Contractual waiver through 1/27/2013	2.18%
Touchstone Small Cap Value Fund Class Y	Contractual waiver through 1/27/2013	1.18%
Touchstone Small Cap Value Fund Institutional Shares	Contractual waiver through 1/27/2013	1.03%
Touchstone Healthcare and Biotechnology Fund Class A	Contractual waiver through 1/27/2012	1.55%
Touchstone Healthcare and Biotechnology Fund Class C	Contractual waiver through 1/27/2012	2.30%
Touchstone Intermediate Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2012	0.40%
Touchstone Premium Yield Equity Fund Class A	Contractual waiver through 1/27/2012	1.20%
Touchstone Premium Yield Equity Fund Class C	Contractual waiver through 1/27/2012	1.95%
Touchstone Premium Yield Equity Fund Class Y	Contractual waiver through 1/27/2012	0.95%
Touchstone Capital Appreciation Fund Class A	Contractual waiver through 1/27/2012	1.19%
Touchstone Capital Appreciation Fund Class C	Contractual waiver through 1/27/2012	1.94%

Touchstone Capital Appreciation Fund Class Y	Contractual waiver through 1/27/2012	0.94%
Touchstone Capital Appreciation Fund Institutional Shares	Contractual waiver through 1/27/2012	0.79%
Touchstone Mid Cap Value Fund Class A	Contractual waiver through 1/27/2012	1.29%
Touchstone Mid Cap Value Fund Class C	Contractual waiver through 1/27/2012	2.04%
Touchstone Mid Cap Value Fund Class Y	Contractual waiver through 1/27/2012	1.04%
Touchstone Mid Cap Value Fund Institutional Shares	Contractual waiver through 1/27/2012	0.89%
Touchstone Global Real Estate Fund Class A	Contractual waiver through 1/27/2012	1.39%
Touchstone Global Real Estate Fund Class C	Contractual waiver through 1/27/2012	2.14%
Touchstone Global Real Estate Fund Class Y	Contractual waiver through 1/27/2012	1.14%
Touchstone Global Real Estate Fund Institutional Shares	Contractual waiver through 1/27/2012	0.99%
Touchstone Large Cap Relative Value Fund Class A	Contractual waiver through 1/27/2012	1.19%
Touchstone Large Cap Relative Value Fund Class C	Contractual waiver through 1/27/2012	1.94%
Touchstone Large Cap Relative Value Fund Class Y	Contractual waiver through 1/27/2012	0.94%
Touchstone Large Cap Relative Value Fund Institutional Shares	Contractual waiver through 1/27/2012	0.79%
Touchstone Small Cap Core Fund Class A	Contractual waiver through 1/27/2012	1.34%
Touchstone Small Cap Core Fund Class C	Contractual waiver through 1/27/2012	2.09%
Touchstone Small Cap Core Fund Class Y	Contractual waiver through 1/27/2012	1.09%
Touchstone Small Cap Core Fund Institutional Shares	Contractual waiver through 1/27/2012	0.94%
Touchstone Global Equity Fund Class A	Contractual waiver through 1/27/2012	1.34%
Touchstone Global Equity Fund Class C	Contractual waiver through 1/27/2012	2.09%
Touchstone Global Equity Fund Class Y	Contractual waiver through 1/27/2012	1.09%
Touchstone Global Equity Fund Institutional Shares	Contractual waiver through 1/27/2012	0.94%
Touchstone Market Neutral Equity Fund Class A	Contractual waiver through 1/27/2012	1.50%
Touchstone Market Neutral Equity Fund Class C	Contractual waiver through 1/27/2012	2.25%
Touchstone Market Neutral Equity Fund	Contractual waiver	1.25%

Class Y	through 1/27/2012
Touchstone Core Plus Fixed Income Fund Class A	Contractual waiver through 1/27/2012	0.95%
Touchstone Core Plus Fixed Income Fund Class C	Contractual waiver through 1/27/2012	1.70%
Touchstone Core Plus Fixed Income Fund Class Y	Contractual waiver through 1/27/2012	0.70%
Touchstone Core Plus Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2012	0.50%
Touchstone International Fixed Income Fund Class A	Contractual waiver through 1/27/2012	1.09%
Touchstone International Fixed Income Fund Class C	Contractual waiver through 1/27/2012	1.84%
Touchstone International Fixed Income Fund Class Y	Contractual waiver through 1/27/2012	0.84%
Touchstone International Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2012	0.69%
Touchstone Emerging Markets Equity Fund Class A	Contractual waiver through 1/27/2012	1.74%
Touchstone Emerging Markets Equity Fund Class C	Contractual waiver through 1/27/2012	2.49%
Touchstone Emerging Markets Equity Fund Class Y	Contractual waiver through 1/27/2012	1.49%
Touchstone Emerging Markets Equity Fund Institutional Shares	Contractual waiver through 1/27/2012	1.34%
Touchstone Focused Equity Fund Class A	Contractual waiver through 1/27/2012	1.20%
Touchstone Focused Equity Fund Class C	Contractual waiver through 1/27/2012	1.95%
Touchstone Focused Equity Fund Class Y	Contractual waiver through 1/27/2012	0.95%
Touchstone Focused Equity Fund Institutional Shares	Contractual waiver through 1/27/2012	0.80%
Touchstone Emerging Markets Equity Fund II Class A	Contractual waiver through 4/30/2012	1.74%
Touchstone Emerging Markets Equity Fund II Class C	Contractual waiver through 4/30/2012	2.49%
Touchstone Emerging Markets Equity Fund II Class Y	Contractual waiver through 4/30/2012	1.49%
Touchstone Emerging Markets Equity Fund II Institutional Shares	Contractual waiver through 4/30/2012	1.34%

SCHEDULE A

MAXIMUM OPERATING EXPENSE LIMITS

Amended April 19, 2011

Fund	Length/Type of Limitation	Maximum Operating Expense Limits
Touchstone Mid Cap Fund Class A	Contractual waiver through 1/27/2012	1.21%
Touchstone Mid Cap Fund Class C	Contractual waiver through 1/27/2012	1.96%
Touchstone Mid Cap Fund Class Y	Contractual waiver through 1/27/2012	0.96%
Touchstone Mid Cap Fund Class Z	Contractual waiver through 1/27/2012	1.21%
Touchstone Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2012	0.74%
Touchstone Short Duration Fixed Income Fund Class Y	Contractual waiver through 1/27/2012	0.49%
Touchstone Ultra Short Duration Fixed Income Fund Class Z	Contractual waiver through 1/27/2012	0.69%
Touchstone Small Cap Value Fund Class Z	Contractual waiver through 1/27/2013	1.50%
Touchstone Small Cap Value Fund Class A	Contractual waiver through 1/27/2013	1.43%
Touchstone Small Cap Value Fund Class C	Contractual waiver through 1/27/2013	2.18%
Touchstone Small Cap Value Fund Class Y	Contractual waiver through 1/27/2013	1.18%
Touchstone Small Cap Value Fund Institutional Shares	Contractual waiver through 1/27/2013	1.03%
Touchstone Healthcare and Biotechnology Fund Class A	Contractual waiver through 1/27/2012	1.55%
Touchstone Healthcare and Biotechnology Fund Class C	Contractual waiver through 1/27/2012	2.30%
Touchstone Intermediate Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2012	0.40%
Touchstone Premium Yield Equity Fund Class A	Contractual waiver through 1/27/2012	1.20%
Touchstone Premium Yield Equity Fund Class C	Contractual waiver through 1/27/2012	1.95%
Touchstone Premium Yield Equity Fund Class Y	Contractual waiver through 1/27/2012	0.95%
Touchstone Capital Appreciation Fund Class A	Contractual waiver through 1/27/2012	1.19%
Touchstone Capital Appreciation Fund Class C	Contractual waiver through 1/27/2012	1.94%

Touchstone Capital Appreciation Fund Class Y	Contractual waiver through 1/27/2012	0.94%
Touchstone Capital Appreciation Fund Institutional Shares	Contractual waiver through 1/27/2012	0.79%
Touchstone Mid Cap Value Fund Class A	Contractual waiver through 1/27/2012	1.29%
Touchstone Mid Cap Value Fund Class C	Contractual waiver through 1/27/2012	2.04%
Touchstone Mid Cap Value Fund Class Y	Contractual waiver through 1/27/2012	1.04%
Touchstone Mid Cap Value Fund Institutional Shares	Contractual waiver through 1/27/2012	0.89%
Touchstone Global Real Estate Fund Class A	Contractual waiver through 1/27/2012	1.39%
Touchstone Global Real Estate Fund Class C	Contractual waiver through 1/27/2012	2.14%
Touchstone Global Real Estate Fund Class Y	Contractual waiver through 1/27/2012	1.14%
Touchstone Global Real Estate Fund Institutional Shares	Contractual waiver through 1/27/2012	0.99%
Touchstone Large Cap Relative Value Fund Class A	Contractual waiver through 1/27/2012	1.19%
Touchstone Large Cap Relative Value Fund Class C	Contractual waiver through 1/27/2012	1.94%
Touchstone Large Cap Relative Value Fund Class Y	Contractual waiver through 1/27/2012	0.94%
Touchstone Large Cap Relative Value Fund Institutional Shares	Contractual waiver through 1/27/2012	0.79%
Touchstone Small Cap Core Fund Class A	Contractual waiver through 1/27/2012	1.34%
Touchstone Small Cap Core Fund Class C	Contractual waiver through 1/27/2012	2.09%
Touchstone Small Cap Core Fund Class Y	Contractual waiver through 1/27/2012	1.09%
Touchstone Small Cap Core Fund Institutional Shares	Contractual waiver through 1/27/2012	0.94%
Touchstone Global Equity Fund Class A	Contractual waiver through 1/27/2012	1.34%
Touchstone Global Equity Fund Class C	Contractual waiver through 1/27/2012	2.09%
Touchstone Global Equity Fund Class Y	Contractual waiver through 1/27/2012	1.09%
Touchstone Global Equity Fund Institutional Shares	Contractual waiver through 1/27/2012	0.94%
Touchstone Market Neutral Equity Fund Class A	Contractual waiver through 1/27/2012	1.50%
Touchstone Market Neutral Equity Fund Class C	Contractual waiver through 1/27/2012	2.25%
Touchstone Market Neutral Equity Fund	Contractual waiver	1.25%

Class Y	through 1/27/2012
Touchstone Total Return Bond Fund Class A	Contractual waiver through 1/27/2013	0.90%
Touchstone Total Return Bond Fund Class C	Contractual waiver through 1/27/2013	1.65%
Touchstone Total Return Bond Fund Class Y	Contractual waiver through 1/27/2013	0.65%
Touchstone Total Return Bond Fund Institutional Shares	Contractual waiver through 1/27/2013	0.50%
Touchstone International Fixed Income Fund Class A	Contractual waiver through 1/27/2012	1.09%
Touchstone International Fixed Income Fund Class C	Contractual waiver through 1/27/2012	1.84%
Touchstone International Fixed Income Fund Class Y	Contractual waiver through 1/27/2012	0.84%
Touchstone International Fixed Income Fund Institutional Shares	Contractual waiver through 1/27/2012	0.69%
Touchstone Emerging Markets Equity Fund Class A	Contractual waiver through 1/27/2012	1.74%
Touchstone Emerging Markets Equity Fund Class C	Contractual waiver through 1/27/2012	2.49%
Touchstone Emerging Markets Equity Fund Class Y	Contractual waiver through 1/27/2012	1.49%
Touchstone Emerging Markets Equity Fund Institutional Shares	Contractual waiver through 1/27/2012	1.34%
Touchstone Focused Equity Fund Class A	Contractual waiver through 1/27/2012	1.20%
Touchstone Focused Equity Fund Class C	Contractual waiver through 1/27/2012	1.95%
Touchstone Focused Equity Fund Class Y	Contractual waiver through 1/27/2012	0.95%
Touchstone Focused Equity Fund Institutional Shares	Contractual waiver through 1/27/2012	0.80%
Touchstone Emerging Markets Equity Fund II Class A	Contractual waiver through 4/30/2012	1.74%
Touchstone Emerging Markets Equity Fund II Class C	Contractual waiver through 4/30/2012	2.49%
Touchstone Emerging Markets Equity Fund II Class Y	Contractual waiver through 4/30/2012	1.49%
Touchstone Emerging Markets Equity Fund II Institutional Shares	Contractual waiver through 4/30/2012	1.34%
Touchstone Merger Arbitrage Fund Class A	Contractual waiver through 01/27/13	1.68%
Touchstone Merger Arbitrage Fund Class C	Contractual waiver through 01/27/13	2.43%
Touchstone Merger Arbitrage Fund Class Y	Contractual waiver through 01/27/13	1.43%
Touchstone Merger Arbitrage Fund Institutional Shares	Contractual waiver through 01/27/13	1.28%